UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BIO-LOGIC SYSTEMS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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One Bio-logic Plaza

Mundelein, Illinois 60060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 22, 2004

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Bio-logic Systems Corp. will be held at the Company’s headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on July 22, 2004, at 10:00 A.M. Central Daylight Time, for the following purposes:

1.	To elect two Class III directors to hold office for a term of three years and until their successors are duly elected and qualified;

2.	To consider and approve the Bio-logic Systems Corp. 2004 Stock Incentive Plan; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on May 28, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Gabriel Raviv, Ph.D. Chairman

and Chief Executive Officer

Mundelein, Illinois

June 28, 2004

Bio-logic Systems Corp.

One Bio-logic Plaza

Mundelein, Illinois 60060

PROXY STATEMENT

ANNUAL MEETING OF

STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Company’s headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on July 22, 2004, at 10:00 A.M., Central Daylight Time, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Proxies – Gabriel Raviv and Roderick G. Johnson, the persons named as proxies on the proxy card accompanying this proxy statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Raviv and Johnson are officers and directors of the Company. Each executed and returned proxy will be voted in accordance with the direction indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendation of the Board of Directors contained in this proxy statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy, or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Meeting, but attendance at the Meeting will not by itself revoke a proxy.

Record Date and Outstanding Shares - Only holders of shares of Common Stock of record at the close of business on May 28, 2004 are entitled to vote at the Meeting. On the record date, the Company had outstanding and entitled to vote 4,183,846 shares of Common Stock.

If a person holds his or her ownership interest in the Company through a brokerage firm or bank account (commonly referred to as holding in “street name”), that person, as the beneficial owner of the shares, has the right to direct his or her broker, bank or nominee (which is considered the holder of record of the shares) how to vote the shares.

Required Vote - Each share of the Company’s common stock (the “Common Stock”) is entitled to one vote upon all matters to be acted upon at the Meeting. The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for election as directors. This means that the two nominees receiving the highest number of “FOR” votes will be elected. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the record date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting is required to approve the Bio-logic 2004 Stock Incentive Plan.

Quorum; Abstentions and Broker Non-Votes - A majority of the outstanding shares of Common Stock issued and outstanding on the record date, represented at the Meeting in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (which occur when shares are held in street name and the beneficial owner does not provide voting direction to his or her broker, bank or nominee) will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker-nonvotes will have any effect on the voting to elect directors. With respect to the proposal to approve the Bio-logic Systems Corp. 2004 Stock Incentive Plan, abstentions will have the same effect as votes against the proposal, but broker non-votes will have no effect on the voting on such proposal.

Stockholder List - A list of stockholders entitled to vote at the Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours, commencing July 6, 2004 and continuing through the date of the Meeting, at the principal executive offices of the Company, One Bio-logic Plaza, Mundelein, Illinois 60060.

The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 30, 2004.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning Common Stock ownership of (i) all persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each of the Named Executive Officers (as defined on page 9), and (iv) all officers and directors of the Company as a group as of May 28, 2004:

Name of Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Bernard Levine, M.D. c/o New York Medical Center Department of Medicine 550 First Avenue New York, NY 10016	385,143	(3)	9.2%

Gabriel Raviv, Ph.D. c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	295,733	(4)	7.0%

Gil Raviv, Ph.D. SNAP Laboratories 5210 Capitol Drive Wheeling, IL 60090	269,297	(5)	6.4%

Dorit Raviv 1048 Woodlawn Road Glenview, IL 60025	210,125	(6)	5.0%

Roderick G. Johnson c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	143,750	(7)	3.3%

Albert Milstein c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	48,500	(8)	1.1%

Craig W. Moore c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	31,000	(9)	*

Thomas S. Lacy c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	23,662	(10)	*

Name of Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

Lawrence D. Damron c/o Bio-logic Systems Corp. One Bio-logic Plaza Mundelein, IL 60060	5,875	(7)		*

All officers and directors as a group (6 persons)	548,520	(11)	12.4%

*	Less than 1%
(1)	Except as otherwise indicated, the Company believes that the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.
(2)	Determined on the basis of 4,183,846 shares of Common Stock issued (exclusive of treasury shares), except that shares underlying stock options that are exercisable within 60 days of May 28, 2004 are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.
(3)	Based on a Schedule 13D filed by Dr. Levine.
(4)	Includes (i) 62,500 shares underlying options that are exercisable within 60 days of May 28, 2004 and (ii) 30,000 shares beneficially owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 193,000 shares beneficially owned by Ms. Mimi Lutwak as Trustee for the Gabriel Raviv Family Trust, and (ii) 210,125 shares owned by Gabriel Raviv’s wife, as to which Dr. Raviv disclaims beneficial ownership.
(5)	Includes 12,500 shares underlying options that are exercisable within 60 days of May 28, 2004. Does not include (i) 30,000 shares beneficially owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, and (ii) 2,750 shares owned by Gil Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership.
(6)	Excludes 295,733 shares beneficially owned by her husband, Gabriel Raviv.
(7)	Represents shares underlying options that are exercisable within 60 days of May 28, 2004.
(8)	Includes 12,250 shares underlying options that are exercisable within 60 days of May 28, 2004.
(9)	Includes 22,000 shares underlying options that are exercisable within 60 days of May 28, 2004.
(10)	Includes 10,250 shares underlying options that are exercisable within 60 days of May 28, 2004.
(11)	Includes 256,625 shares underlying options that are exercisable within 60 days of May 28, 2004.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors presently consists of five directors, three of whom, Messrs. Damron, Milstein and Moore, the Board of Directors have determined are independent under the corporate governance listing requirements applicable to companies whose securities are listed on the NASDAQ National Market (referred to herein as the “NASDAQ listing standards”), and two of which are executive officers of the Company. Each nominee for election as director currently serves as a director of the Company.

The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of each of the current Class III directors expires at the 2004 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the two Class III director nominees listed below, who are currently directors, unless the proxy contains contrary instructions. The Board of Directors has no reason to believe that the nominees will become unable or unwilling to serve as directors. However, if the any of the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such substitute nominee as shall be designated by the Board of Directors or to allow the vacancy to remain open until filled by the Board of Directors, as the Board recommends.

The following sets forth the names and ages of the directors and the director nominees, their respective principal occupation and brief employment history and the period during which each has served as a director of the Company.

Name	Position with Company	Age	Director Since	Term Expires
Director Nominees:
Gabriel Raviv, Ph.D.	Chief Executive Officer	53	1979	2004
Craig W. Moore(1)(2)(3)	Director	59	1992	2004

Continuing Directors:
Albert Milstein(2)(3)	Director	57	1984	2005
Lawrence D. Damron(1)(3)	Director	58	2002	2005
Roderick G. Johnson	President and Chief Operating Officer	55	1999	2006

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Corporate Governance and Nominating Committee

Class III nominees with terms expiring at the Meeting:

Gabriel Raviv, Ph.D (53), the Company’s Chief Executive Officer, has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. In September 1999, Dr. Raviv relinquished the role of President, and retained the position of Chief Executive Officer. Dr. Raviv formerly served as director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University) and is currently an Adjunct Professor at Northwestern University. He received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. From October 1975 until January 1981, Dr. Raviv was the Director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University.

Craig W. Moore (59) has been a director of the Company since 1992, and from 1985 to 2001 was Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Since 1986 Mr. Moore has been President of Continental Health Care, Ltd., an extracorporeal services and supply company and, since 1990, has also been President of New York Dialysis Management, a dialysis management business. Mr. Moore has over 21 years of experience in the healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation and Everest Health Care Services Corp. (a provider of dialysis and other blood treatment services).

Class I directors with terms expiring at the 2005 Annual Meeting:

Albert Milstein (57) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978.

Lawrence D. Damron (58) was appointed a director of the Company in February 2002. Mr. Damron is the Senior Vice President and Chief Financial Officer of Aksys, Ltd., a provider of hemodialysis products and services. From June 1999 until December 2000, he was Chief Financial Officer of Everest Healthcare Services Corp., a provider of dialysis and other blood treatment services (of which Mr. Moore served as Chairman and Chief Executive Officer), and from July 1997 to June 1999 was Senior Vice President, Finance and Treasurer of Evanston Northwestern Healthcare. Mr. Damron was also with Baxter International from 1985 until 1997, where he held a number of key management positions, including Corporate Treasurer from 1992 until 1997.

Class II directors with terms expiring at the 2006 Annual Meeting:

Roderick G. Johnson (55) has been a director of the Company since he joined Bio-logic in September 1999, when he was also named President and Chief Operating Officer of the Company. He founded the NeuroCare Group in 1994 and served as its Chairman, President and Chief Executive Officer until 1999. From 1992 through 1994, Mr. Johnson served as Chief Executive Officer in residence at Weiss, Peck & Greer and the Continental Illinois Venture Corporation. In addition, from 1988 through 1991, Mr. Johnson was President and Chief Executive Officer of Domino Amjet, Inc.

The Board of Directors recommends a vote “FOR” the election of each of the above Class III Director nominees.

COMMITTEES AND MEETINGS OF THE BOARD

The Board of Directors has an Audit Committee, a Corporate Governance and Nominating Committee, and a Compensation Committee. The Board of Directors held four (4) meetings during the last fiscal year. Each of the current directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served.

Audit Committee

The Audit Committee, pursuant to a written charter that is filed as Appendix A to this proxy statement, exercises oversight responsibility, and assists the Board of Directors in fulfilling its oversight responsibilities, with respect to the accounting, auditing, financial reporting and internal control functions of the Company. It has direct responsibility for appointing, compensating, retaining and overseeing the work of the Company’s independent auditors (including resolving disagreements between management and the auditors), reviewing and pre-approving audit and permissible non-audit services, reporting to the full Board of Directors regarding all of the foregoing and carrying out the other responsibilities set forth in its charter.

The Audit Committee consists of Lawrence Damron and Craig Moore, with Mr. Damron serving as chairman of the committee. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current members of the Audit Committee are “independent” as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Damron qualifies as an “audit committee financial expert” as defined under SEC rules promulgated under the Sarbanes-Oxley Act of 2002.

The Audit Committee held four meetings during the last fiscal year. See “Audit Committee Report.”

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee has responsibility for recommending to the Board of Directors the persons to be nominated for election as directors by stockholders and recommending the persons to be elected by the Board of Directors to fill any vacancies. It also makes recommendations to the Board of Directors concerning the qualifications of members of the Board’s committees, committee member appointment and removal and appointment of committee chairs. In addition, the Corporate Governance and Nominating Committee is charged with considering matters of corporate governance generally and reviewing and recommending to the Board, periodically, the Company’s corporate governance guidelines. The Corporate Governance and Nominating Committee operates pursuant to a written charter that is filed as Exhibit C to this proxy statement.

The Corporate Governance and Nominating Committee consists of Lawrence Damron, Craig Moore and Albert Milstein. The Board of Directors has determined that each of these members of the Corporate Governance Committee is “independent,” as that concept is defined in the NASDAQ listing standards.

The Corporate Governance and Nominating Committee was formed in April, 2004. Accordingly, it did not hold any meetings during the last fiscal year. See “Corporate Governance Practices and Policies—Nominating Procedures.”

Compensation Committee

The Compensation Committee consists of Craig Moore and Albert Milstein, with Mr. Moore serving as Chairman. It is responsible for making recommendations to the Board of Directors on the compensation of the Chief Executive Officer and the Company’s other officers (as defined in Section 16 of the Securities Exchange Act and Rule 16a-1 thereunder), for making recommendations to the Board of Directors with respect to director compensation, and for administrating the Company’s stock incentive plans. The Board of Directors has determined that each of the members of the Compensation Committee is “independent,” as that concept is defined in the NASDAQ listing standards. The Compensation Committee operates pursuant to a written charter. The Compensation Committee held three meetings during the last fiscal year.

CORPORATE GOVERNANCE PRACTICES AND POLICIES

The Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (“SEC”), new governance rules proposed and/or adopted by the SEC, the NASDAQ listing standards and other corporate governance recommendations. In April 2004, the Board of Directors designated a new committee, the Corporate Governance and Nominating Committee, consisting entirely of independent directors. The Board also adopted new charters for its Audit Committee and its Compensation Committee, formerly known as the Compensation and Equity Incentives Committee, and new Corporate Governance Guidelines.

The new Corporate Governance Guidelines address, among other things, the Board’s composition, qualifications and responsibilities, director education and stockholder communication with directors. These Corporate Governance Guidelines provide that directors are expected to attend the Company’s annual meeting of stockholders. Each member of the Board of Directors attended the Company’s 2003 annual meeting of stockholders.

In April 2004, the Board of Directors also adopted a Code of Ethics for Senior Financial Officers, applicable to the Company’s Chief Executive Officer, Chief Operating Officer, Corporate Controller and any other senior financial officers, as well as a Code of Conduct, articulating standards of business and professional ethics, applicable to all of the Company’s directors, officers and employees. The full texts of the Code of Ethics for Senior Financial Officers and Code of Conduct are available on the Company’s website at www.blsc.com.

Nominating Procedures - As described above, the Company has a standing Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee considers many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board and its committees and that the composition of the Board and each such committee satisfies applicable legal requirements and the NASDAQ listing standards. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Corporate Governance and Nominating Committee.

In considering candidates for the Board, the Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Corporate Governance and Nominating Committee recommended nominee. However, the Corporate Governance and Nominating Committee does believe that all members of the Board should have the highest personal and professional ethics, a commitment to representing the long-term interests of the stockholders and sufficient time to devote to Board matters.

The Corporate Governance and Nominating Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Corporate Governance and Nominating Committee does not evaluate candidates differently based on who has made the proposal. The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

Stockholders who wish to suggest qualified candidates should write to the Secretary, Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Corporate Governance and Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Communications with the Board of Directors – As set forth in the Corporate Governance Guidelines posted on the Company’s website, stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Bio-logic Board of Directors, c/o the Secretary, Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060. The Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed.

AUDIT COMMITTEE REPORT

The Audit Committee’s functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States.

In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management and the Company’s independent auditors, including at meetings where the Company’s management was not present;

(2)	discussed with Grant Thornton LLP the material required to be discussed by Statement on Auditing Standards No. 61;

(3)	reviewed the selection, application and disclosure of our critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies”; and

(4)	reviewed the written disclosures and the letter from Grant Thornton LLP required by the Independence Standards Board’s No. 1, and discussed with Grant Thornton LLP any relationships that may impact their objectivity and independence.

Based on its review and these discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 29, 2004, as filed with the SEC.

By the Audit Committee of the Board of Directors:

Lawrence Damron, Chairman

Craig Moore

DIRECTOR COMPENSATION

The Company does not pay any additional cash compensation to its executive officers for their service as directors. Directors who are not salaried executive officers of the Company are paid fees of $2,500 for their services as directors for each meeting attended. All directors receive options to purchase 2,500 shares of Common Stock at the time of each annual meeting. On August 25, 2003 each of the Company’s current directors received a grant of director options to purchase 2,500 shares of Common Stock. This grant was issued to each director at an exercise price of $4.93 per share, except for Gabriel Raviv, whose exercise price was $5.42 (pursuant to family attribution rules that govern incentive stock options). Additionally, Messrs. Moore and Damron each annually receive additional stock options to purchase 2,500 shares; the exercise price of these such stock options is equal to the closing stock price on the date of grant. For fiscal 2004 these additional stock options were granted on March 3, 2003 at an exercise price of $5.00. The option grants vest equally over a period of four years.

EXECUTIVE OFFICERS

The Board of Directors elects executive officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. In addition to the executive officers of the Company identified under “Proposal No.1 — Election of Directors,” Thomas Lacy serves as the Company’s Vice President, Neurology/Sleep Division, North America.

Thomas Lacy (61) joined the Company in January 1994 as its Vice President, Sales and Marketing. Mr. Lacy currently serves as the Company’s Vice President, Neurology/Sleep Division, North America, a position he has held since 2002. Before joining the Company, he was Vice President-International of Packard Instrument Corporation from July 1992 until July 1993, and Vice President-General Manager of Packard Instrument Company from September 1988 until July 1992.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with, except that each of Gabriel Raviv and Gil Raviv filed one late Form 4 to report an exercise of stock options; and each of Thomas Lacy and Michael Hanley, the Company’s Corporate Controller, filed one late Form 4 to report a stock option grant.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth compensation paid or earned by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded $100,000 during the fiscal year ended February 29, 2004 (the “Named Executive Officers”), for services rendered during the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other ($)	Securities Underlying Options
Gabriel Raviv, Ph.D. Chairman and Chief Executive Officer	2004 2003 2002	$270,000 270,000 270,000	$135,068 142,236 173,340	$7,891 7,891 7,346	47,500 62,500 37,500

Roderick G. Johnson President and Chief Operating Officer	2004 2003 2002	$216,000 216,000 216,000	$90,045 94,824 115,560	$11,028 11,028 11,028	32,500 42,500 37,500

Thomas S. Lacy Vice President, Neurology/Sleep, North America	2004 2003 2002	$141,542 138,890 134,438	$13,730 23,778 61,278	$3,400 3,400 2,960	4,000 5,000 6,500

OPTION/SAR GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS

The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 29, 2004 to each of the Named Executive Officers (the Company did not grant any stock appreciation rights):

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)		% of Total Options Granted to Employees in Fiscal 2004	Exercise or Base Price ($/share)	Expiration Date	Grant Date Present Value ($)(2)
Gabriel Raviv, Ph.D.	47,500	(3)	28.0%	$5.42	8/25/08	$142,975
Roderick G. Johnson	32,500	(3)	19.2%	$4.93	8/25/13	$104,098
Thomas S. Lacy	4,000		2.4%	$4.69	9/23/13	$12,276

(1)	These options vest equally over four years from the date of the grant.
(2)	The Grant Date Value was determined using the Black Scholes pricing method with the following weighted average assumptions:

Expected dividend yield	—
Expected stock price volatility	74.3%
Risk free interest rate	3.1%
Expected life of options for Messrs. Johnson and Lacy (years)	5.7
Expected life of options for Mr. Raviv (years)	5.0

(3)	These share amounts include 2,500 shares granted for service as directors. See “Director Compensation.”

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 29, 2004 by the Named Executive Officers and the number and value of unexercised options held by the Named Executive Officers as of February 29, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (#) (Exercisable/ Unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1) (Exercisable/ Unexercisable)
Gabriel Raviv, Ph.D.	21,500	$64,296	38,750 / 113,750	$39,715 / $101,262
Roderick G. Johnson	—	—	112,500 / 102,500	$46,116 / $113,922
Thomas S. Lacy	8,000	$25,188	9,250 / 11,000	$16,813 / $ 22,865

(1)	The value per option is calculated by subtracting the exercise price from the closing price per share of the Common Stock on the NASDAQ National Market on February 27, 2004, which was $6.00.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE IN CONTROL ARRANGEMENTS

Gabriel Raviv

In March 2004, the Company entered into an employment agreement with Gabriel Raviv, Ph.D. (the “Raviv Agreement”). The Raviv Agreement is for an initial term of four years and is renewable for successive two-year terms thereafter, and provides for salary, benefits and bonuses determined at the discretion of the Board of Directors. Mr. Raviv’s salary and bonus for fiscal 2004 was $405,068 in the aggregate.

In the event that Mr. Raviv’s employment is terminated following a Change in Control (as defined in the Raviv Agreement), he is entitled to three times his then-current annual salary, his prorated annual cash incentive bonus, an amount equal to $470,000 related to his agreement to perform certain non-compete and non-solicitation activities for a two-year period after termination, the transfer of title to him of his company car, and the continuation of certain medical benefits.

In the event that Mr. Raviv’s employment is terminated due to death or disability, he is entitled to two times his then-current annual salary, an amount equal to $470,000 related to his agreement to perform certain non-compete and non-solicitation activities for a two-year period after termination, the transfer of title to him of his company car, and the continuation of certain medical benefits.

In the event that Mr. Raviv terminates his employment for Good Reason (as defined in the Raviv Agreement), he is entitled to two times his then-current annual salary and an amount equal to $470,000 related to his agreement to perform certain non-compete and non-solicitation activities for a two-year period after termination, the transfer of title to him of his company car, and the continuation of certain medical benefits.

In the event that Mr. Raviv terminates his employment without Good Reason, he is entitled to the transfer of title to him of his Company car and the continuation of certain medical benefits.

In the event that Bio-logic initiates termination for reasons other than Cause (defined in the Raviv Agreement) prior to a Change in Control, Mr. Raviv is entitled to two times his then-current annual salary, his prorated annual cash incentive bonus, an amount equal to $470,000 related to his agreement to perform certain non-

compete and non-solicitation activities for a two-year period after termination, the transfer of title to him of his company car, and the continuation of certain medical benefits.

In the event that Bio-logic terminates Mr. Raviv for Cause, he shall not be entitled to any payments or benefits after his termination date. However, the non-compete and non-solicitation clauses of his employment agreement shall continue to bind him and be in full force and effect.

Roderick Johnson

In September 1999, the Company entered into an employment agreement with Roderick G. Johnson (the “Johnson Agreement”). The Johnson Agreement was for an initial term of three years and is renewable for successive one-year terms thereafter. The Johnson Agreement has been renewed through September 2004. The Johnson Agreement provides for a base salary to be reviewed at least annually by the Board of Directors, as well as benefits and bonuses determined at the discretion of the Board of Directors. Mr. Johnson’s salary and bonus for fiscal 2004 was $306,045 in the aggregate.

In the event of a termination without Cause (as defined in the Johnson agreement), Mr. Johnson is entitled to a lump-sum payment of one and one-half years of base salary, his pro rated annual cash incentive bonus, continued medical coverage for eighteen months, and up to $50,000 in expenses associated with executive outplacement.

In the event of a Change in Control of the Company (as defined in the Johnson agreement), Mr. Johnson is entitled to a lump-sum payment of three times his then-current base salary, his pro rated annual cash incentive bonus, continued medical coverage for eighteen months, and up to $50,000 in expenses associated with executive outplacement.

In the event of a termination as a result of permanent disability, Mr. Johnson is entitled to a lump sum payment of one and one-half years of base salary, his pro rated annual cash incentive bonus, and continued medical coverage for eighteen months.

The Johnson Agreement also includes covenants not to compete for 18 months after termination of employment, and confidentiality and non-disclosure provisions.

Thomas Lacy

In connection with his appointment as Vice President, Sales & Marketing of the Company in January 1994, the Company agreed to pay to Mr. Lacy a severance payment equal to twelve months’ salary upon termination of his employment, such severance payment to be based upon his minimum annual salary at the time of any such termination. Mr. Lacy’s salary for fiscal 2004 was $141,542.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The objectives of the Compensation Committee in determining the levels and components of executive compensation are to retain the executive officers in their present positions; to provide them with both cash and equity incentives to further the interests of the Company and its stockholders; to compensate them at levels comparable to those of executive officers at other companies at a comparable stage of development; and to attract and retain new executive officers whose experience and backgrounds would contribute to the growth and development of the Company. Generally, the compensation of all executive officers consists of a base salary plus a discretionary bonus based upon achievement of specified goals. Additionally, stock awards are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

Base Salary

The Compensation Committee assists in establishing the amount of base salary on the basis of the individual’s qualifications and relevant experience, the compensation levels at companies which compete with us for business and executive talent, the amount of incentive-based compensation available to each individual, and our financial position. Base salary is reviewed each year to take into account the individual’s performance and relative level of contribution, and to maintain a competitive salary structure.

The Compensation Committee determined the terms of the employment agreements for Bio-logic’s Chief Executive Officer, Gabriel Raviv, and its President and Chief Operating Officer, Roderick G. Johnson. In determining the base salaries of these executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities, and the Company’s general compensation practices. Based on these criteria, effective March 1, 2004, the Board of Directors increased the base salary of Mr. Raviv to $300,000.

Bonus

Discretionary bonuses for each of the Company’s executive officers are directly tied to achievement of specified goals of the company. The Compensation Committee approved specific financial goals including sales growth, earnings growth, and improved asset management for receivables and inventory, in the beginning of fiscal 2004. Based upon achievement of these approved goals for fiscal 2004, Messrs. Raviv and Johnson earned cash bonuses of $135,068 and $90,045, respectively.

Stock Awards

The Compensation Committee also grants stock awards, from time to time, to executive officers and other employees in order to provide a long-term incentive that is directly tied to the performance of the Company’s stock. Currently, awards under our stock plan take the form of stock options; if the 2004 Stock Incentive Plan is ratified at the 2004 annual shareholders’ meeting, these awards may also include restricted stock and other types of awards. The exercise price of each of these stock options is generally the closing price of the Common Stock on the date of grant. The options generally vest over a four-year period, based on the date of the grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance.

The Compensation Committee grants options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentive to create stockholder value over a longer investment horizon. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. In making stock option grants to executives under the Employee Plan, the Compensation Committee considers a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of shares underlying stock options each executive currently possesses.

On August 25, 2003, the Compensation Committee approved grants of incentive stock options to Messrs. Raviv and Johnson for the purchase of 45,000 and 30,000 shares, respectively, of the Company’s Common Stock for their service as executive officers of the Company (in addition to the options to purchase 2,500 shares received by each of them for their service as directors). These option grants will vest in equal annual installments over a four-year period. The exercise price for Mr. Raviv’s options is $5.42, 110% of the closing price of the underlying Common Stock on the date of the grant (pursuant to family attribution rules that govern incentive stock options); the exercise price for Mr. Johnson’s options is $4.93, the closing price of the underlying Common Stock on the date of the grant.

Compliance with Section 162(m)

The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) provides that compensation paid to certain executive officers in excess of $1,000,000 is nondeductible by the Company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors, is objective and the plan or agreement providing for such performance-based compensation has been approved by stockholders in advance of payment. Stock options awarded by the Compensation Committee under the Employee Plan or the 2004 Plan, with exercise prices equal to or greater than the fair market value of the Common Stock on the grant date, will generally qualify for deductibility under Section 162(m).

By the Compensation Committee of the Board of Directors:

Craig Moore, Chairman

Albert Milstein

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended February 29, 2004, the members of the Company’s Compensation Committee were Craig Moore, Charles Weingarten and Albert Milstein. No member of the Company’s Compensation Committee was, or has been, an officer or employee of the Company or any of its subsidiaries during the fiscal year ended February 29, 2004. Further, no member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total return on the Company’s Common Stock against the cumulative total return of a NASDAQ market index and an industry index for the period of five fiscal years ended February 29, 2004. The industry index, consisting of companies with SIC industry code 3845, is comprised of companies in the electromedical industry. The total returns assume $100 invested on February 28, 1999 with reinvestment of dividends. The Company has not paid dividends on its Common Stock and has no present plans to do so.

Comparison of Cumulative Total Return

Among Bio-logic, the NASDAQ Composite Index and

SIC Industry Code 3845, Electromedical Equipment

Assumes $100 invested on Feb. 26, 1999, with reinvestment of dividends.

	1999	2000	2001	2002	2003	2004
Bio-logic Systems Corp	100.00	382.22	113.35	179.56	177.78	213.33
SIC Industry Code 3845	100.00	133.13	134.87	124.24	127.19	152.86
NASDAQ Market Index	100.00	194.26	90.92	74.24	58.16	88.53

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Two split-dollar life insurance agreements were part of Dr. Raviv’s 1985 employment agreement, the premiums of which have been paid by the Company. The policy has been self-funding since fiscal 1997, at which time the amount deemed loaned to Dr. Raviv under this policy aggregated $291,005. Mr. Raviv repaid this amount to the Company in full in November, 2002.

PROPOSAL NO. 2

APPROVAL OF THE BIO-LOGIC SYSTEMS CORP. 2004 STOCK INCENTIVE PLAN

The Company’s Board of Directors has adopted, and proposes that the Company’s stockholders approve, the Bio-logic Systems Corp. 2004 Stock Incentive Plan (the “Plan”). The Board of Directors desires to maintain the Plan and provide the Plan with ample shares because it believes that the well recognized benefits of incentive compensation plans outweigh any burden on, or dilution of, the Company’s stockholders attendant to the award of stock options, restricted stock or other types of awards, and include (1) attraction and retention of directors, employees, consultants and/or advisors of the Company, its subsidiaries and affiliates; (2) the encouragement of the acquisition by directors, employees, consultants and/or advisors of the Company of a proprietary interest in the Company’s growth and success; (3) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for its Common Stock; and (4) better alignment of the interests of directors, officers, employees, consultants and/or advisors with the interests of the Company’s stockholders. To attain these ends, the Company has formulated the Plan to authorize the granting of awards (as described below) to participants whose judgment, initiative and efforts are, have been, or are expected to be, responsible for the success of the Company.

If the Plan is approved by the Company’s stockholders, authority to make further grants under the Company’s 1994 Stock Option Plan, as amended (the “1994 Plan”), will be terminated, although previously granted awards under the 1994 Plan will remain outstanding in accordance with their terms. The Company’s Board of Directors decided to adopt the Plan, rather than amend the 1994 Plan, (a) to expand the types of stock-based and performance-related awards that may be granted to participants; (b) to provide a more flexible and broad-based response to Section 162(m) of the Internal Revenue Code of 1986 (the “Code”); and (c) to otherwise adopt provisions intended to enable the Compensation Committee to better promote its goals and policies with respect to executive compensation.

Background

Effective April 28, 2004, the Board of Directors adopted the Plan, pursuant to which 800,000 shares of Common Stock were authorized to be issued on the terms set forth in the Plan, subject to stockholder approval at the Annual Meeting. Stockholder approval of the Plan is sought to continue (1) to meet the requirements of the NASDAQ National Market; (2) to qualify certain compensation under the Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Code; and (3) to qualify certain stock options granted under the Plan as incentive stock options.

Terms of the Plan

The following brief summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Types of Awards Available Under the Plan. The Plan is a flexible plan that provides the Compensation Committee of the Board of Directors (the “Compensation Committee”) broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock; (2) stock appreciation rights; (3) restricted stock and restricted stock units; (4) other stock-based awards; and (5) performance awards.

Eligibility. The persons eligible to participate in the Plan are directors, officers, employees, consultants and advisors of the Company or any subsidiary or affiliate of the Company who, in the opinion of the Compensation Committee, contribute to the growth and success of the Company or its subsidiaries. The Plan is intended to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals. As of May 31, 2004, the Company had three non-employee directors, three executive officers, approximately 118 other employees and six consultants eligible to participate in the Plan.

Stock Limits. The maximum number of shares of Common Stock issuable under the Plan is 800,000. In general, stock is counted against the limit only to the extent that it is actually delivered. Therefore, to the extent that stock covered by an award (1) is not delivered to a participant or beneficiary thereof, as applicable; (2) terminates by expiration, forfeiture, cancellation or otherwise; (3) is settled in cash in lieu of stock; or (4) is used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. The maximum number of shares that may be covered by stock options, stock appreciation rights and other stock awards, in the aggregate, granted to any one participant during any calendar year may not exceed 250,000 shares.

The number and kind of stock that may be issued, the number and kind of stock subject to outstanding awards, the exercise price applicable to outstanding options and stock appreciation rights, the individual maximums, and other characteristics or terms of the awards as the Compensation Committee may determine appropriate, are subject to adjustment by the Compensation Committee to reflect stock dividends, stock splits, combinations or exchanges of shares, recapitalizations or other changes in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), and other corporate events or transactions, including unusual or nonrecurring events such as the sale by the Company of all or a substantial portion of the Company’s assets, rights offering, partial or complete liquidation, and other corporate reorganizations.

Stock Options. Stock options granted under the Plan may be either incentive stock options qualified under Section 422 of the Code (“ISOs”) or non-qualified stock options (“NQSOs”). The exercise period for any stock option granted under the Plan will be determined by the Compensation Committee, provided that no stock option may be exercisable more than 10 years after the date such stock option is granted or five years from the date of grant in the case of an ISO granted to a 10% or more stockholder of the Company. The exercise price for options granted under the Plan will be determined by the Compensation Committee, provided that the option price per share may not be less than the fair market value per share on the date the stock option is granted. If an option is intended to qualify as an ISO that is to be granted to a party that is a 10% or more stockholder of the Company, the exercise price per share may not be less than 110% of the fair market value per share of the Company’s Common Stock on the grant date. The exercise price of an option may be paid (1) in cash; (2) by delivering unrestricted Common Stock of the Company having a fair market value on the date of delivery equal to the exercise price; or (3) in such other manners as provided in the Plan. In addition, unless otherwise prohibited by law for either the Company or the participant (including, but not limited to, the Sarbanes-Oxley Act of 2002), the Compensation Committee may, in its discretion, authorize the Company to (a) lend to a recipient a portion of the exercise price of an option; or (b) guarantee a loan obtained by a recipient on a full recourse basis from a third-party for the purpose of paying the exercise price. No such loan or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate fair market value per share of the Common Stock on the date of exercise of the option, less the par value of the shares of Common Stock to be purchased upon exercise of the stock option; or (ii) an amount permitted under applicable laws or the regulations, the rules of the Federal Reserve Board and any other governmental agency having jurisdiction. Under the Sarbanes-Oxley Act of 2002, the Company may not make any such loan to an executive officer or director of the Company.

Unless otherwise provided in the applicable option agreement, upon termination of a participant’s employment with, or service to, the Company due to death, disability or retirement, all of such participant’s options, to the extent then exercisable, or on such accelerated basis as the Compensation Committee may determine, shall remain exercisable for the shorter of their remaining terms or one year after termination of employment or service. Unless otherwise provided in the applicable option agreement, if a participant’s employment or service terminates for any other reason, all of such participant’s options shall terminate, except that, if such termination is involuntary on the part of the participant and without Cause (as defined in the 1994 Plan), then to the extent such options are then exercisable, or on such accelerated basis as the Compensation Committee may determine, such options may be exercised for the shorter of their remaining terms or three months after the termination of employment or service.

Stock Appreciation Rights. Stock appreciation rights may be granted alone or in conjunction with a stock option grant. If a stock appreciation right is granted in conjunction with a stock option, the term of the stock appreciation right shall be the same as the term of the corresponding stock option. Upon the exercise of a stock appreciation right granted in conjunction with a stock option grant, a recipient will be entitled to receive an amount in cash, shares of the Company’s Common Stock or both as determined by the Compensation Committee and equal in value to the excess of the fair market value per share of Common Stock over the option price per share of Common Stock, multiplied by the number of shares in respect of which the stock appreciation right is exercised. The Compensation Committee shall establish the terms applicable to stock appreciation rights granted on a stand-alone basis.

Restricted Stock, Restricted Stock Units and Other Stock Awards. Shares of restricted stock, restricted stock units and other stock awards may be granted alone or in conjunction with a stock option grant. The Compensation Committee will determine the terms, conditions, restrictions, forfeiture provisions, contingencies and limitations of restricted stock, restricted stock units and other stock awards, including conditioning an award on the achievement of performance goals by the recipient or the Company. During any restricted period set by the Compensation Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted stock or restricted stock units.

Performance Awards. The Compensation Committee is authorized to condition any type of award on the performance of the Company utilizing business criteria or other measures of performance it deems appropriate. In the case of performance awards intended to meet the requirements of Section 162(m) of the Code, the business criteria used must be one of those specified in the Plan. The Committee will utilize one or more of the following business criteria for the Company in establishing performance goals for a performance award: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) total revenues; (4) operating income; (5) net income; (6) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (7) operating margin; (8) earnings per share; (9) trade receivables and inventories days outstanding or turnover; (10) market capitalization; (11) enterprise value; (12) enterprise value divided by revenue; (13) enterprise value divided by EBITDA; (14) market value divided by book value; (15) return on assets; (16) return on equity; (17) quick ratio, i.e., current assets minus inventories, dividend by current liabilities; (18) current ratio, i.e., current assets divided by current liabilities; (19) interest coverage ratio; (20) asset turnover; (21) cash flow divided by total interest expense; (22) earnings before interest and taxes divided by total assets; (23) net worth divided by total liabilities; (24) working capital divided by total assets; (25) total cash; (26) book value per share; (27) total debt divided by equity; (28) cash flow from operations; (29) operating expense growth; (30) price divided by earnings; and (31) profit margin.

Deferrals. The Compensation Committee (in its sole discretion) may require or permit a participant to:

•	Have cash that otherwise would be paid to such participant as a result of the exercise of a stock appreciation right or the settlement of a stock award credited to a deferred compensation account established for that participant;

•	Have stock that otherwise would be delivered to such participant as a result of the exercise of a stock option or a stock appreciation right converted into an equal number of stock units; or

•	Have stock that otherwise would be delivered to such participant as a result of the exercise of a stock option or SAR or the settlement of a stock award converted into amounts credited to a deferred compensation account established for that participant.

If deferral or conversion of awards is permitted or required, the Compensation Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such awards.

Change in Control Provisions. In the event of a Change in Control (as defined in the Plan): (1) any stock appreciation rights and stock options outstanding as of the date of such Change in Control and not then-exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions applicable to any outstanding stock award shall lapse, and the stock relating to such award shall become free of all restrictions and become fully-vested and transferable to the full extent of the original award; (3) all outstanding repurchase rights of the Company with respect to any outstanding awards will terminate; and (4) outstanding awards will be subject to any agreement of merger or reorganization that effects such Change in Control. In the absence of an agreement of merger or reorganization that effects such Change in Control, each share of stock subject to an outstanding award will be settled for the Change in Control Price (as defined in the Plan).

Amendments; Prohibitions. The Board of Directors or the Compensation Committee may amend, alter or discontinue the Plan or an award (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Plan without the recipient’s consent. However, no amendment or alteration of the Plan will be made without the approval of the Company’s stockholders to the extent such approval is required by law or applicable listing standards. In addition, neither the Board of Directors nor the Compensation Committee will be permitted to (1) amend an option to reduce its exercise price; (2) cancel an option and regrant an option with a lower exercise price than the original exercise price of the cancelled option; or (3) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an option.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock appreciation rights, stock awards and other awards granted under the Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant. Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the nonqualified stock option is exercised.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If the participant who exercises a nonqualified stock option pays the exercise price by tendering shares of Common Stock of the Company and receives back a larger number of shares, the participant will realize taxable income in an amount equal to the fair market value of the additional shares received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the Common Stock, the number of shares equal to number delivered as payment of the exercise price will have a tax-basis equal to that of the shares originally tendered. The additional newly acquired shares obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left the Company’s employ more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the “Holding Period”), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Common Stock, such participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered (i.e., had not been held for the entire Holding Period), payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering Common Stock and the participant receives back a larger number of shares, under proposed Treasury regulations, the participant’s basis in the number of shares of newly acquired stock equal to the number of shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by an amount included in the participant’s gross income as compensation. The additional newly acquired shares upon exercise of the option will have a tax basis of zero. All stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of stock with the lowest basis.

The Company. The Company will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company will generally be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

Stock Appreciation Rights

Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for Federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the amount of cash or the fair market value of the Common Stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of shares of common stock received in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the stock appreciation right was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the stock appreciation right is exercised.

The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

Other Stock Awards

Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of a stock award of unrestricted shares. The taxable income will be equal to the excess of the fair market value of the unrestricted shares on the grant date over any amount the participant pays for the unrestricted shares. Generally, a participant will not recognize taxable income at the time of grant of a stock award of restricted shares. However, a participant may make an election under section 83(b) of the Code (Section 83(b)) to be taxed at the time of the stock award. If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will be equal to the excess of the fair market value of the restricted shares at the time the shares vest over any amount the participant paid for the restricted shares. A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead as a capital gain when the restricted shares are sold or transferred. If the participant makes a Section 83(b) election and the restricted shares are later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid. The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

The Company. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 162(m)

Section 162(m) of the Code (“Section 162(m)”), provides that any compensation paid to a “covered employee” within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation constitutes “qualified performance-based compensation” satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders.

The Company generally intends that stock options, stock appreciation rights granted with an exercise price or grant price equal to at least 100% of fair market value of the underlying shares at the date of grant, and certain performance awards granted to employees whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as “performance-based compensation.” Other awards may be granted under the Plan which will not so qualify, so that compensation paid to persons who are covered employees in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, be subject to the Section 162(m) deductibility cap.

Parachute Payments

In the event any payments or rights accruing to a participant upon a Change in Control, or any payments awarded under the Plan, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant of the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

The Board of Directors recommends a vote “FOR” the approval of the Plan.

EQUITY COMPENSATION PLAN INFORMATION

The Company maintains a 1994 stock option plan (the “1994 Plan”) pursuant to which it may grant equity awards to eligible persons. The following table summarizes information about the shares of Common Stock authorized for issuance under the 1994 Plan and equity awards under the 1994 Plan as of February 29, 2004:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) above (c)
Equity compensation plans approved by security holders	1,052,923	$4.40	547,047
Equity compensation plans not approved by security holders	—	—	—

Total	1,052,923	$4.40	547,047

The above table does not reflect the number of shares of Common Stock to be available for grant under the 2004 Plan, subject to stockholder approval of the 2004 Plan at the Meeting. See “Proposal No. 2—Approval of the Bio-logic Systems Corp. 2004 Stock Incentive Plan.”

INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of its Audit Committee, has selected Grant Thornton LLP (“Grant Thornton”) as independent public accountants of the Company’s financial statements for the fiscal year ending February 28, 2005. Grant Thornton was the independent public accountants for the Company for its fiscal year ended February 29, 2004. A representative of Grant Thornton is expected to be present at the Meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

If, prior to the next annual meeting of stockholders, Grant Thornton shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors.

Audit Fees

The following table sets forth fees (in thousands) for professional services rendered by Grant Thornton to the Company for the audit of the its annual financial statements for the fiscal years ended February 29, 2004 and February 28, 2003, and fees for other services rendered by Grant Thornton during those periods.

Fees	Fiscal 2004	Fiscal 2003
Audit fees	$110	$87
Audit-related fees	16	8
Tax fees	2	26
All other fees	57	61

Total	$185	$182

Audit Fees. Annual audit fees relate to services rendered in connection with the audit of the annual financial statements included in this report, the review of the Company’s quarterly reports on Form 10-Q, and review of documents filed with the SEC.

Audit-related Fees. Audit-related fees include governmental audits associated with benefits plans and governmental grants.

Tax fees. Tax fees relate to tax compliance and planning. The Company began utilizing another firm for tax compliance beginning in fiscal 2004, accounting for the significant reduction in tax fees from the prior year.

All Other Fees. All other fees are related to work performed by Grant Thornton associated with the determination of historical research and experimentation tax credits.

Pre-Approval Policies

Under the Audit Committee’s policy and procedures for the provision of audit and permitted non-audit services by the independent auditors (the “Pre-Approval Policy”), the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent auditors prior to the engagement of the independent auditors for such services. The chairman of the Audit Committee has the authority under the Pre-Approval Policy to approve any permissible non-audit services between Audit Committee meetings, provided that the chairman presents such pre-approval to the full Audit Committee at its next regularly scheduled meeting. With respect to non-audit services, the independent auditors shall provide to the Audit Committee a statement as to whether, in their view, the proposed service or category of services is consistent with the SEC’s rules on auditor independence, along with detailed backup documentation to allow the Audit Committee to make a well-reasoned assessment of the impact of such service or category of services on the independence of the independent auditors.

The Audit Committee has determined that Grant Thornton’s provision of non-audit services to the Company during fiscal 2004, as discussed above, was compatible with maintaining their independence.

GENERAL

Other Business - The Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that the person named as proxies will vote on these other matters as directed by the Board of Directors.

Solicitation - The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Stockholder Proposals - All proposals of stockholders intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s executive office no later than March 2, 2005 for inclusion in the proxy statement and form of proxy related to that meeting. If the Company does not receive notice of a stockholder proposal to be presented at next annual meeting (but not included in the Company’s proxy materials) by May 16, 2005, any proxies returned to the Company can confer discretionary authority to vote on such matters as the proxy holders see fit.

Additional Information - The Annual Report of the Company for the fiscal year ended February 29, 2004 is being mailed with this Proxy Statement to stockholders entitled to vote at the Meeting. A copy of the Company’s Annual Report on Form 10-K for its fiscal year ended February 29, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

By Order of the Board of Directors

Gabriel Raviv, Ph.D. Chairman

and Chief Executive Officer

Dated: June 28, 2004

Exhibit A

BIO-LOGIC SYSTEMS CORP.

AUDIT COMMITTEE CHARTER

A. Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Bio-logic Systems Corp. (the “Company”) shall oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and shall otherwise exercise oversight responsibility, and assist the Board in fulfilling its oversight functions, with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. In so doing, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company’s independent public accountants who audit the Company’s financial statements (the “Auditors”) and the Company’s financial management. While it is not the Committee’s responsibility to certify the Company’s financial statements or to guarantee the Auditors’ report, the Committee will facilitate discussions among the Board, the Auditors and the Company’s management.

B. Composition

The Committee shall be comprised of three or more directors, as determined by the Board on the recommendation of the Corporate Governance and Nominating Committee. Each member of the Committee shall be “independent” as defined by the rules of the NASDAQ Stock Market (“NASDAQ”) and the Securities and Exchange Commission (the “SEC”) that are applicable to audit committee members. Each committee member shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Committee shall comply with any other audit committee composition requirements of NASDAQ and the SEC.

C. Meetings

The Committee shall meet with such frequency and at such intervals as it shall determine necessary to carry out its duties and responsibilities, but not less than quarterly. In addition, the Committee shall hold any special meetings as may be necessary or called by the Chairperson of the Committee or at the request of the Auditors or the Company’s management. Representatives of the Auditors, members of the Company’s management and others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. As part of its purpose to foster open and candid communication, the Committee shall meet periodically as necessary with the Auditors, the Company’s management and any others that the Committee invites to meet with it in separate executive sessions to discuss any matters that the Committee or these individuals believe should be discussed privately with the Committee. The Committee may meet via telephone conference calls or take action in writing executed by all of the members. Except as otherwise specifically provided for in this Charter, a quorum shall consist of two members.

Unless the Board elects a Chairperson of the Committee (the “Chairperson”), the Committee shall elect a Chairperson by majority vote. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause to be prepared and circulated to the Committee members minutes of each meeting.

D. Functions

In carrying out its functions, the Committee’s policies and procedures shall remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The Committee shall review and reassess no less than annually the adequacy of the Committee’s charter.

The Committee’s functions may be divided into the following general categories: (1) overseeing financial reporting, (2) evaluating independent audit processes, (3) reviewing internal controls established by management, and (4) other functions. The Committee shall:

Financial Information and Reports

Meet with the Auditors and the Company’s management to discuss, review and comment upon the interim financial statements to be included in each of the Company’s Quarterly Reports on Form 10-Q prior to the public announcement of financial results and the filing of the Form 10-Q with the SEC. All members of the Committee are encouraged to attend these meetings; however, a quorum for these meetings or for this portion of regular meetings of the Committee may be the Chairperson of the Committee as authorized by applicable rules.

Review with the Auditors and the Company’s management the Company’s annual financial statements to be included in the Company’s Annual Report on Form 10-K prior to the public announcement of financial results and the filing of the Form 10-K with the SEC.

Review the disclosure under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations” in each Annual Report on Form 10-K and Quarterly Report on Form 10-Q, prior the filing thereof with the SEC.

Review the Company’s press releases announcing financial results or financial forecasts of the Company prior to their dissemination.

Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

Discuss with the Company’s management and the Auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

Based upon discussions with, and reliance upon, the Auditors and the Company’s management, prepare any audit committee reports or other audit committee-related disclosure, in filings with the SEC or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company’s proxy statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Auditors disclosures regarding their independence required by Independence Standards Board Standard No. 1 and (iv) discussed with the Auditors their independence. The proxy statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

Review a report from the Auditors periodically, but no less than annually, as to (i) all critical accounting policies to be used, (ii) all alternative disclosures and treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with the Company’s management, the ramifications of the use of such alternative disclosures and treatments and the disclosures and treatments preferred by the Auditors; and (iii) other material written communications between the Auditors and the Company’s management, including management letters and schedules of unadjusted differences.

Recommend to the Board, based upon the review and discussion described above, whether the annual financial statements should be included in the Company’s Annual Report on Form 10-K.

Audit Processes

Be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors, including resolution of disagreements between management and the Auditors regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Auditors shall report directly to the Committee.

Pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Auditors to the extent required by, and in a manner consistent with, applicable law and policies established by the Committee. The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee for ratification at its next meeting.

On an annual basis, review the Auditors’ independence and objectivity by (i) inquiring into matters such as all relationships between the Auditors and the Company and (ii) reviewing annual disclosures from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1.

On an annual basis, obtain and review a report from the Auditors concerning their internal quality control review of the firm, any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm and any steps taken to address material issues raised by such review or any such inquiry or investigation.

Review the experience and qualifications of the senior members of the Auditors’ team.

Review the annual audit plan of the Auditors and evaluate their performance and adherence to the prior year’s audit plan.

Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of Securities Exchange Act of 1934 (the “Exchange Act”).

Review and approve or veto the Company’s hiring of employees or former employees of the Auditors who participated in any capacity in the audits of the Company.

Following completion of the annual audit, review separately with the Company’s management and the Auditors the effectiveness of the audit effort, including significant difficulties encountered during the course of the audit and any restrictions on the scope of work or access to required information.

Risk Management and Controls

Inquire of the Auditors and the Company’s management about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

Review and monitor compliance with the Company’s Code of Ethics for Senior Financial Officers.

Review with the Auditors and the Company’s management their findings on the adequacy and effectiveness of internal controls and their recommendations for improving the internal control environment, including management’s controls and security procedures with respect to the Company’s information systems.

Review with the Auditors and the Company’s management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review will be conducted at an appropriate time subsequent to the implementation of changes or improvements, as decided by the Committee.

Periodically review with the Company’s legal counsel any matters that could have a significant impact on the Company’s financial statements, such as compliance with laws, rules and regulations, litigation and inquiries received from governmental agencies and regulators.

Review and approve the appointment, replacement, reassignment or dismissal of the Company’s principal financial officer.

Other Functions

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

Establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Review and approve related party transactions and conflicts of interest questions between Board members or senior management, on the one hand, and the Company, on the other hand (as defined and required by applicable securities laws, rules and regulations and the rules of the NASDAQ).

Oversee and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

Review and monitor compliance with Company standards of business conduct and monitor compliance with the Foreign Corrupt Practices Act.

Conduct or authorize investigations into any other matters within the Committee’s scope of responsibilities.

Have the authority to retain independent counsel, accountants, or other advisors, as it determines necessary to carry out its duties.

Determine appropriate funding, which the Company shall provide, for payment of: (i) compensation to the Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Perform such other functions assigned by law, the Company’s charter or bylaws, or the Board of Directors.

E. Scope of Responsibilities

While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with GAAP. The Company’s management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with GAAP. Management is also responsible for implementing procedures to help ensure that the Company and its employees comply with applicable laws and regulations and with the Company’s applicable ethics standards. The Auditors are responsible for auditing and attesting to the Company’s financial statements and understanding the Company’s system of internal controls in order to plan and to determine the nature, timing and extent of audit procedures to be performed.

The Committee plays a critical role in serving as a check and balance for the Company’s financial reporting system. In carrying out its functions, the Committee’s goal is to help ensure that management properly develops and adheres to a sound system of internal controls and that the Auditors, through their own review, objectively assess the Company’s financial reporting practices.

Appendix B

BIO-LOGIC SYSTEMS CORP.

2004 STOCK INCENTIVE PLAN

ESTABLISHMENT AND PURPOSE.

The Bio-logic Systems Corp. 2004 Stock Incentive Plan (the “Plan”) is established by Bio-logic Systems Corp., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of April 28, 2004, subject to approval by the Company’s stockholders within 12 months after such adoption date. Unless the Plan is earlier discontinued by the Board as provided herein, no Award shall be granted hereunder on or after July 22, 2014.

Certain terms used herein are defined as set forth in Section 10.

ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee has been appointed, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board or any of its Committees as shall be administering the Plan; provided, however, that in the case of Awards to executive officers of the Company or otherwise intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the Administrator shall be a Committee.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d) to approve forms of agreement for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f) subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

(h) to determine the Fair Market Value; and

(i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 800,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires or is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 250,000 shares.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement or determined by the Administrator, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to clause (i) of the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of such death, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent exercisable it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, may be exercised for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee’s employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(k) Participant Loans. Unless otherwise prohibited by law for either the Company or the Optionee (including, but not limited to, the Sarbanes-Oxley Act of 2002), the Administrator may in its discretion authorize the Company to:

(i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

(ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted at or any time after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with Section 4(e).

STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(i) cash or cash equivalents;

(ii) past services rendered to the Company or any Affiliate; or

(iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

PERFORMANCE AWARDS.

(a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator. The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b) Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Administrator in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) total revenues; (4) operating income; (5) net income; (6) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (7) operating margin; (8) earnings per share; (9) trade receivables and inventories days outstanding or turnover; (10) market capitalization; (11) enterprise value; (12) enterprise value/revenue; (13) enterprise value/EBITDA; (14) market value/book value; (15) return on assets; (16) return on equity; (17) quick ratio, i.e., current assets minus inventories, divided by current liabilities; (18) current ratio, i.e., current assets divided by current liabilities; (19) interest coverage ratio; (20) asset turnover; (21) cash flow/total interest expense; (22) earnings before interest and taxes (“EBIT”)/total assets; (23) net worth/total liabilities; (24) working capital/total assets; (25) total cash; (26) book value per share; (27) total debt/equity; (28) cash flow from operations; (29) operating expense growth; (30) price/earnings; and (31) profit margin.

(iii) Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(iv) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

(v) Written Determinations. All determinations by the Administrator as to the establishment of performance goals and the potential Performance Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Administrator may not delegate any responsibility relating to such Performance Awards.

CHANGE IN CONTROL PROVISIONS.

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

(ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

(iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

(C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), provided, however, that if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), provided, however, that if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 8(b); or

(ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this Section 8(b), any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 8(b), assuming for this purpose that such transaction were a Corporate Transaction.

(c) Change in Control Price. For purposes of the Plan, “Change in Control Price” means (i) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; or (ii) if the Change in Control is not the result of a tender or exchange offer or Corporation Transaction, the highest reported sales price, regular way, of a share of Stock in any transaction reported on the NASDAQ or other national securities exchange or market on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

MISCELLANEOUS.

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent. No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Board may, without amending the plan, modify Stock Options or other Awards granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employment, employee benefit or other matters.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent. Notwithstanding the foregoing, neither the Board nor a Committee may (i) amend a Stock Option to reduce its option price, (ii) cancel a Stock Option and regrant a Stock Option with a lower option price than the option price of the cancelled Stock Option or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b) Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c) General Provisions.

(i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant.

(vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xv) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit a Participant to:

(a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books;

(b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

(c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 10 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 10.

DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b) “Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company, (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect or (iv) breach by the Participant of a confidentiality, non-disclosure or non-competition agreement with the Company. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor agency.

(g) “Committee” means the Corporation Committee of the Board or another committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is an “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code, and an “independent director” under NASDAQ listing standards.

(h) “Company” means Bio-logic Systems Corp., a Delaware corporation.

(i) “Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(j) “Director” means a member of the Company’s Board of Directors.

(k) “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(l) “Effective Date” means July 22, 2004.

(m) “Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o) “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the

Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on NASDAQ (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or, if there is no sale reported on such date, on the last previous day on which a sale was reported.

(p) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q) “NASDAQ” means The NASDAQ Stock Market, including the NASDAQ National Market and the NASDAQ SmallCap Market.

(r) “Non-Employee Director” means a Director who is not an officer or employee of the Company.

(s) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t) “Optionee” means a person who holds a Stock Option.

(u) “Participant” means a person granted an Award.

(v) “Retirement” means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age [55] under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

(w) “Stock” means Common Stock, par value $0.01 per share, of the Company.

(x) “Stock Appreciation Right” means a right granted under Section 5.

(y) “Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z) “Stock Option” means an option granted under Section 4.

(aa) “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb) “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

BIO-LOGIC SYSTEMS CORP.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Purpose

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of Bio-logic Systems Corp. (the “Company”) is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with criteria established by the Committee and approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of stockholders, (b) oversee the evaluation of the Board and management, (c) recommend to the Board the directors that shall serve on each committee of the Board, and (d) take such other actions within the scope of this Charter (this “Charter”) as the Committee deems necessary or appropriate.

B. Structure and Membership

1.	Number. The Committee shall consist of such number of directors as the Board shall from time to time determine, but in no event less than three.

2.	Independence. Except as otherwise permitted by the applicable rules of the NASDAQ Stock Market (“NASDAQ”), or of any other securities exchange or market on which securities of the Company are listed, each member of the Committee shall be an “independent director” as defined by such rules.

3.	Chairperson. Unless the Board elects a Chairperson of the Committee (the “Chairperson”), the Committee shall elect a Chairperson by majority vote.

4.	Selection and Removal. Members of the Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Committee from such Committee, with or without cause.

C. Authority and Responsibilities

The Committee shall have such powers and functions as may be assigned to it by the Board from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of nominating committees by applicable securities laws, rules and regulations, the rules of the NASDAQ, or of any other securities exchange or market on which securities of the Company are listed, and any other applicable requirement:

1.	Composition of the Board. The Committee shall review, at least annually, the size and structure of the Board to assure that the proper skills and experience are represented on the Board. The composition of the Board shall include a majority of “independent” directors as required by applicable securities laws, rules and regulations, the rules of the NASDAQ, or of any other securities exchange or market on which securities of the Company are listed, and any other applicable requirements.

2.	Selection of Director Nominees. Except where the Company is legally required by contract, by law or otherwise, to provide third parties with the ability to nominate directors, the Committee shall be responsible for recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. The Committee shall recruit candidates to fill new positions and shall conduct appropriate inquiries into the background and qualifications of possible candidates. The Committee shall consider candidates for election to the Board from any reasonable source, including stockholder recommendations, provided such nominees are recommended in accordance with the nominating procedures set forth in the Company’s By-Laws. The Committee shall not evaluate candidates differently based on who has made the recommendation. The Committee shall review the independence and potential conflicts of interest of prospective directors.

3.

Criteria for Selecting Directors. The Committee shall use the criteria established by the Committee to guide its director selection process. The Committee shall be responsible for reviewing with the Board, the requisite skills and criteria for new Board members, as well as the membership of the Board as a whole and the Board committees, to ensure that the proper skills and experiences are represented on the Board and such committees and that the composition of the Board and such committees satisfies all applicable laws, rules, regulations and listing standards. The Committee shall adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates recommended by stockholders.

4.	Suitability for Continued Service. The Committee shall review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

5.	Selection of Committee Members. The Committee shall make recommendations to the Board as to the qualifications of members of the Board’s committees, committee member appointment and removal, and appointment of committee chairs.

6.	Board and Committee Oversight and Evaluation. The Committee shall take such steps as the Committee deems necessary or appropriate with respect to oversight and evaluation of the Board and each Board committee.

7.	Corporate Governance Guidelines. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	Policies and Practices. The Committee shall monitor and make recommendations to the Board on other matters or Board policies and practices relating to corporate governance.

9.	Stockholder Proposals. The Committee shall review and make recommendations to the Board regarding proposals of stockholders that relate to corporate governance.

10.	Third-Party Advisors. The Committee shall have the authority, in fulfilling its responsibilities under this Charter, to obtain advice, reports or opinions from internal or external counsel and expert advisors, including director search firms and approve fees of such advisors.

11.	Annual Review of Charter. The Committee shall annually review and re-examine this Charter to make recommendations to the Board with respect to any proposed changes.

12.	Other Functions. The Committee shall perform such other functions which from time to time may be assigned by the Board of Directors.

D. Meetings

The Committee shall meet at least once annually or more frequently, as circumstances dictate, upon the request of any member of the Committee and upon the notice provided for in the Company’s By-Laws. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E. Reports and Minutes

The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the Committee may deem appropriate. The Committee shall maintain minutes and other records of meetings and activities of the Committee, as appropriate under Delaware law.

2

ANNUAL MEETING OF STOCKHOLDERS OF

BIO-LOGIC SYSTEMS CORP.

July 22, 2004

Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	Approval of the Bio-logic Systems Corp. 2004 Stock Incentive Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡ Gabriel Raviv ¡ Craig W. Moore	3.	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

PROXY	PROXY

BIO-LOGIC SYSTEMS CORP.

One Bio-Logic Plaza

Mundelein, Illinois 60060

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Bio-logic Systems Corp., a company organized under the laws of the State of Delaware, hereby appoints Gabriel Raviv and Roderick G. Johnson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on May 28, 2004 at the Annual Meeting of Stockholders to be held on July 22, 2004, at 10:00 A.M. Central Daylight Time or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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